UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

TTM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2630 South Harbor Boulevard, Santa Ana, CA		92704
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2012 annual meeting of stockholders on April 25, 2012. The final results of the voting for the two proposals submitted to stockholders at the annual meeting are set forth below. Each of the items below is more fully described in our definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2012.

Proposal 1 - Election of Directors

Each of the following nominees for director was elected to serve a three-year term expiring at our 2015 annual meeting of stockholders based on the following vote:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ronald W. Iverson	67,841,470	1,709,405	5,977,004
Robert E. Klatell	67,908,193	1,642,682	5,977,004
John G. Mayer	68,974,126	576,749	5,977,004

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP was ratified as our independent registered public accounting firm for the fiscal year ending December 31, 2012 based on the following vote:

Votes For:	75,353,350
Votes Against:	137,444
Abstain:	37,085
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2012	TTM TECHNOLOGIES, INC.

	By:	/s/ Steven W. Richards
Steven W. Richards
Executive Vice President and Chief Financial Officer